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! X_WAMU02AR4_M.CDI  WHOLE_LOAN  PORTFOLIO #cmover_2.3c
! FileCtrlno: 983465748 Seqno: 9 Created: 20000810 Last Modified: 20010301
!
!
COLLAT_GROUPS  "ONE"
!
!
DEFINE CONSTANT #OrigCollBal = 2000000000.00
!
!
!
       FULL_DEALNAME:     WAMU MORTGAGE LOAN TRUST 2002-AR19
       TRUSTEE_DEAL:
       SERVICER_MASTER:
       ISSUER:            GREENWICH CAPTIAL FINANCIAL PRODUCTS
       DEALER:            GREENWICH CAPITAL
       DEAL SIZE:         $2,000,000,000.00
       PRICING SPEED:     CPR  25%
!      ISSUE DATE:        20021201
       SETTLEMENT DATE:   20021223
!
       OPTIONAL REDEMPTION: COLLAT 5%
!
  Record date delay: 24
!
DEFINE #V1 = 0
!
CREDIT_SUPPORT_BASIS DEAL
!
 TOLERANCE WRITEDOWN_0LOSS 1E9
 TOLERANCE INTEREST        1E9
!
 ifdef #_MAKECDU UPDATE_RULES: ABSI_GROUND_GROUP "one"

!
DEFINE DYNAMIC #RollDate  = CURDATE GT 20071025
DEFINE DYNAMIC #RollDate1 = CURDATE GT 20071125
!
!
DEFINE DYNAMIC #PassThruA1 = IF #RollDate THEN COLL_NETRATE("one") ELSE 1.871 DEFINE DYNAMIC #PassThruA2 = IF #RollDate THEN COLL_NETRATE("one") ELSE 2.482 DEFINE DYNAMIC #PassThruA3 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.404 DEFINE DYNAMIC #PassThruA4 = IF #RollDate THEN COLL_NETRATE("one") ELSE 3.826 DEFINE DYNAMIC #PassThruA5 = IF #RollDate THEN COLL_NETRATE("one") ELSE 4.237 DEFINE DYNAMIC #PassThruA6 = IF #RollDate THEN COLL_NETRATE("one") ELSE 4.054 DEFINE DYNAMIC #PassThruA7 = IF #RollDate1 THEN COLL_NETRATE("one") ELSE 4.638 !
  Tranche "A1"  SEN_AS_WAC
   Block  $  215,000,000.00  FLOAT _
          Delay 0 Dated 20021223 Next 20030125
 ( #PassThruA1 )
0.00    9999.
!
  Tranche "A2"  SEN_AS_WAC
   Block  $  355,000,000.00  FLOAT _
          Delay 0 Dated 20021223 Next 20030125
 ( #PassThruA2 )

0.00    9999.
!
  Tranche "A3"  SEN_AS_WAC
   Block  $ 146,000,000.00   FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 ( #PassThruA3 )
0.00    9999.
!
  Tranche "A4"  SEN_AS_WAC
   Block  $ 265,000,000.00   FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 ( #PassThruA4 )
0.00    9999.
!
  Tranche "A5"  SEN_AS_WAC
   Block  $ 114,600,000   FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 ( #PassThruA5 )
0.00    9999.
!
  Tranche "A6"  SEN_AS_WAC
   Block  $ 348,400,000.00   FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 ( #PassThruA6 )
0.00    9999.
!
  Tranche "A7"  SEN_AS_WAC
   Block  $ 500,000,000.00   FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 ( #PassThruA7 )
0.00    9999.
!
  Tranche "AR"  SEN_WAC
   Block  $   100.00      FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 ( COLL_NETRATE("one"))
0.00    9999.
!
!
DEFINE DYNAMIC #subbal1 = COLL_PREV_BAL("one") -
BBAL("A1","A2","A3","A4","A5","A6","A7","AR")
!
DEFINE DYNAMIC #SUBRATE = (#subbal1 * COLL_NETRATE("one")) / _
                          (#subbal1 )
!
  Tranche "B1"  JUN_WAC
   Block  $  21,000,000.00  FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 (#SUBRATE)
0.00    9999.
!
  Tranche "B2"  JUN_WAC
   Block  $   16,000,000.00  FLOAT _
          Delay 24 Dated 20021201 Next 20030125
 (#SUBRATE)
0.00    9999.
!

  Tranche "B3" JUN_WAC
   Block $ 8,000,000.00 FLOAT _
         Delay 24 Dated 20021201 Next 20030125
  (#SUBRATE)
0.00   9999.
!
  Tranche "B4"  JUN_WAC_NO
   Block $ 3,000,000.00 FLOAT _
         Delay 24 Dated 20021201 Next 20030125
  (#SUBRATE)
0.00    9999.
!
  Tranche "B5"  JUN_WAC_NO
   Block $ 3,000,000.00  FLOAT _
         Delay 24 Dated 20021201 Next 20030125
 (#SUBRATE)
0.00    9999.
!
  Tranche "B6"  JUN_WAC_NO
   Block $ 4,999,900.00  FLOAT _
         Delay 24 Dated 20021201 Next 20030125
 (#SUBRATE)
0.00    9999.
!
DEFINE DYNAMIC #WAVG_COUP = ( ( #PassThruA1 / ( 360 / NDAYS_ACCRUE_INT("A1") ) * 12 ) * BBAL("A1") + ( #PassThruA2 / ( 360 / NDAYS_ACCRUE_INT("A2") ) * 12 ) *
BBAL("A2") + #PassThruA3 * BBAL("A3") + #PassThruA4 * BBAL("A4") + #PassThruA5 * BBAL("A5") + #PassThruA6 * BBAL("A6") + #PassThruA7 * BBAL("A7") ) _ / BBAL("A1","A2","A3","A4","A5","A6","A7") )
!
  Tranche "X1"  SEN_WAC_IO_NO
   Block $ 1,944,000,000.00 FLOAT NOTIONAL WITH TRANCHE "A1" & "A2" &
"A3" & "A4" & "A5" & "A6" & "A7" _
         Delay 24 Dated 20021201 Next 20030125
   ( #PassThruA7 - #WAVG_COUP )
   0.00  9999.00
!
  Tranche "X2"  SEN_WAC_IO_NO
   Block $ 1,944,000,000.00 FLOAT NOTIONAL WITH TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" & "A7" _
         Delay 24 Dated 20021201 Next 20030125
   ( COLL_NETRATE("ONE") - #PassThruA7 )
   0.00  9999.00
!
  RESERVE_FUND "RSV" ON TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" & "A7"
& "B1" & "B2" & "B3" _
               STARTING_BALANCE 5E9   _
               COVERS RULES RULES     _
               EXCESS_TO EXTERNAL
!
!
  CLASS "SEN" =  "A1" "A2" "A3" "A4" "A5" "A6" "A7" "AR" "X1" "X2"
  CLASS "SENIOR" WRITEDOWN_BAL PRORATA _
                 = "SEN"
!
  CLASS "B1"     = "B1"
  CLASS "B2"     = "B2"

  CLASS "B3"     = "B3"
  CLASS "B4"     = "B4"
  CLASS "B5"     = "B5"
  CLASS "B6"     = "B6"
!
  CLASS "SUB"    WRITEDOWN_BAL SUBORD = "B1" "B2" "B3" "B4" "B5" "B6"
!
  CLASS "ROOT"   PRORATA_INTSHORT_BASE ACCRUAL _
                 SHORTFALL_PAYBACK ALLOCATION TRUE _
                 DISTRIB_CLASS RULES _
                 = "SENIOR" "SUB"
!
  CROSSOVER When BBAL("SUB") <= .01
!
  SPECIAL_HAZARD TERMINATION When    HAZARD_LOSS_ACCUM > 6,197,559
  FRAUD TERMINATION          When     FRAUD_LOSS_ACCUM > 4,357,603
  BANKRUPTCY TERMINATION     When  BANKRUPT_LOSS_ACCUM > 100,000
!
  INTEREST_SHORTFALL         FULL_PREPAY    Compensate PCT .25 Pro_rata _
                             PARTIAL_PREPAY Compensate PCT .25 Pro_rata _
                             LOSS           NO_Compensate Subordinated Accum
!
   Tranche         CUSIP         STATED MATURITY
     A1          WAMUA1XXX          20300925
     A2          WAMUA2AXX          20300925
     A3          WAMUA3AXX          20300925
     A4          WAMUA4XXX          20300925
     A5          939336AV5          20300925
     A6          WAMUA6XXX          20300925
     A7          WAMUA7XXX          20300925
     X1          WAMUIOA1X          20300925
     X2          WAMUIOA2A          20300925
     AR          WAMUARXXX          20300925
     B1          WAMUB1XXX          20300925
     B2          WAMUB2XXX          20300925
     B3          WAMUB3XXX          20300925
     B4          WAMUB4XXX          20300925
     B5          WAMUB5XXX          20300925
     B6          WAMUB6XXX          20300925
!
!
ifdef #CMOVER_2.3a6 _
 TRANCHE MISCINFO
 ALL_TRANCHES    RECORD_DATE PREV_MONTH LASTDAY
     A1             RATING SP "AAA" FT "AAA"
     A2             RATING SP "AAA" FT "AAA"
     A3             RATING SP "AAA" FT "AAA"
     A4             RATING SP "AAA" FT "AAA"
     A5             RATING SP "AAA" FT "AAA"
     A6             RATING SP "AAA" FT "AAA"
     A7             RATING SP "AAA" FT "AAA"
     AR             RATING SP "AAA" FT "AAA"
     B1             RATING SP "AA"  FT "AA"
     B2             RATING SP "A"   FT "A"
     B3             RATING SP "BBB" FT "BBB"
!
!

!
OPTIONAL REDEMPTION:   "MAND1"   _
                       DATE 20071025 _
                       TARGET TRANCHE "A1" & "A2" & "A3" & "A4" & "A5" & "A6" _
                       PRICE_P (BBAL("A1","A2","A3","A4","A5","A6")); _
                       DISTR_P RULES "MANDPRN1"
!
!
!
!
OPTIONAL REDEMPTION:   "WAVG"   _
                       DATE 20071125 _
                       TARGET TRANCHE "A7" & "B1" & "B2" & "B3" _
                       PRICE_P (BBAL("A7","B1","B2","B3")); _
                       DISTR_P RULES "WAVGPRN"
!
!
  CMO Block Payment Rules
----------------------------------------
CALCULATE : #TEST = COLL_PREV_BAL - DBAL
----------------------------------------
!

  calculate: #TransCondFrom  = BBAL("SUB")>0.01 AND ((CURDATE LT 20050318 AND _
                               BBAL("SUB") LT 50% * ORIG_BBAL("SUB")) OR _
                               (CURDATE GE 20060125 AND BBAL("SUB") LT 25% * ORIG_BBAL("SUB")))
!
  calculate: #SubPct         = 100 * BBAL("SUB")/COLL_PREV_BAL
  calculate: #OrigSubPct     = 100 * ORIG_BBAL("SUB")/ORIG_DBAL
!
  calculate: #ShiftTest      =                _
                               AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and       _
                               DELINQ_LOSS_ACCUM <= SHIFTR% * ORIG_BBAL("SUB")
!
!
  calculate: #TwoTimesTest   = AVG_DELINQ_BAL(2,6) < 50% * BBAL("SUB") and _
                               #SubPct >= 2 * #OrigSubPct              and _
                               DELINQ_LOSS_ACCUM <= ORIG_BBAL("SUB") * ( IF (
                               CURDATE <= 20051125 ) THEN 20% ELSE 30% )
!
!
  calculate: #SenPctPro      =  100 * BBAL("SEN")/COLL_PREV_BAL("one")
!
  calculate: #SenPct         = IF CURDATE GE 20100125 or (CURDATE GE 20060125 AND
                               CURDATE LT 20100125 AND #TwoTimesTest) _
                               THEN #SenPctPro
-
                               ELSE 100
!
  calculate: #SenPct         = IF CURDATE LT 20060125 AND #TwoTimesTest  _
                               THEN #SenPctPro + 0.5*(100-#SenPctPro)  _
                               ELSE #SenPct
!
  calculate: #OrigSenPct     = 100 * ORIG_BBAL("SEN")/#OrigCollBal
!
!
  calculate: #SenPrep        =                                 _

                               IF (#SenPct GT #OrigSenPct)     _
                               THEN 100.0                            _
                               ELSE #SenPct + SHIFT%("one") * (100.0-#SenPct),  _
                               Reduce_SHIFT%_when  GROUP "one" _
                               #ShiftTest;
!
!
  calculate: #SenPrep        = IF #TwoTimesTest THEN #SenPct ELSE #SenPrep
!
  calculate: #SenRecv        = MIN(#SenPct/100  * DELINQ_LIQUIDATE("one") , _
                                    #SenPrep/100 * DELINQ_RECOVER("one") )
!
!
  calculate: #SenSchPrinc    = MIN(BBAL("SEN"), #SenPctPro/100  *
                               COLL_P_SCHED("one"))
  calculate: #SenPPPrinc     = MIN(BBAL("SEN")-#SenSchPrinc, _
                                    #SenPrep/100  * COLL_P_PREPAY("one"))
  calculate: #SenRecPrinc    = MIN(BBAL("SEN")-#SenSchPrinc-#SenPPPrinc, #SenRecv)

  calculate: #SenPrinc       = #SenSchPrinc+#SenPPPrinc+#SenRecPrinc
!
  calculate: #RemPrinc       = COLL_P("one") - #SenPrinc
  calculate: #SenBal         = BBAL("SEN") - #SenPrinc
  calculate: #UnderCollat    = IF BBAL("SUB")>0.01 THEN MAX(0, #SenBal -
                               COLL_BAL("one")) ELSE 0
  calculate: #TransPrinc     = IF (#SenBal<0.01 AND #TransCondFrom) THEN
                               #RemPrinc ELSE 0
!
!
  calculate: #LeftAmt        = COLL_P - #SenPrinc
!
  calculate: #AddSenPDA      = MIN(#UnderCollat, #LeftAmt)
!
!
PRICING _
  calculate: #AddSenPDA11    = 0
!
CLOSING _
  calculate: #AddSenPDA11    = #TransPrinc * #SenBal / (#SenBal)
!
!
  calculate: #SenPDA         = MIN( BBAL("SEN"), #SenPrinc + #AddSenPDA + #AddSenPDA11)
!
  calculate: #SubSchPrinc    = COLL_P_SCHED - (#SenSchPrinc)
  calculate: #SubPPPrinc     = COLL_P_PREPAY - (#SenPPPrinc)
  calculate: #SubRecPrinc    = DELINQ_RECOVER - (#SenRecPrinc)
!
!
!
  calculate:  "SEN"_
NO_CHECK      PRINC_TOT        Amount   LIMIT V0     = #SenPDA
!
!
  calculate:  "B1" _
NO_CHECK   SCHEDULED           Amount   =  #SubSchPrinc  * SHARE("B1"), _
NO_CHECK   PREPAY              Amount   =  #SubPPPrinc   * SUB_SHARE("B1"), _

NO_CHECK   RECOVER             Amount   =  #SubRecPrinc  * SHARE("B1")
!
  calculate:  "B2" _
NO_CHECK   SCHEDULED           Amount   =  #SubSchPrinc  * SHARE("B2"), _
NO_CHECK   PREPAY              Amount   =  #SubPPPrinc   * SUB_SHARE("B2"), _
NO_CHECK   RECOVER             Amount   =  #SubRecPrinc  * SHARE("B2")
!
  calculate:  "B3" _
NO_CHECK   SCHEDULED           Amount   =  #SubSchPrinc  * SHARE("B3"), _
NO_CHECK   PREPAY              Amount   =  #SubPPPrinc   * SUB_SHARE("B3"), _
NO_CHECK   RECOVER             Amount   =  #SubRecPrinc  * SHARE("B3")
!
  calculate:  "B4" _
NO_CHECK   SCHEDULED           Amount   =  #SubSchPrinc  * SHARE("B4"), _
NO_CHECK   PREPAY              Amount   =  #SubPPPrinc   * SUB_SHARE("B4"), _
NO_CHECK   RECOVER             Amount   =  #SubRecPrinc  * SHARE("B4")
!
  calculate:  "B5" _
NO_CHECK   SCHEDULED           Amount   =  #SubSchPrinc  * SHARE("B5"), _
NO_CHECK   PREPAY              Amount   =  #SubPPPrinc   * SUB_SHARE("B5"), _
NO_CHECK   RECOVER             Amount   =  #SubRecPrinc  * SHARE("B5")
!
  calculate:  "B6" _
NO_CHECK   SCHEDULED           Amount   =  #SubSchPrinc  * SHARE("B6"), _
NO_CHECK   PREPAY              Amount   =  #SubPPPrinc   * SUB_SHARE("B6"), _
NO_CHECK   RECOVER             Amount   =  #SubRecPrinc  * SHARE("B6")
!
------------------------------------
      when : DATE ( GE CROSSOVER )
       pay : PRO_RATA ( "A1"; "A2"; "A3"; "A4"; "A5"; "A6"; "A7" )
      goto : END_OF_RULES
------------------------------------
!
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SENIOR" )
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SUB" )
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "SEN" )
------------------------------------
       pay :  CLASS ENTIRETY SEQUENTIAL ( "B1", "B2", "B3", "B4", "B5", "B6" )
------------------------------------
!
------------------------------------
      from :  CLASS ( "SEN" )
       pay :  SEQUENTIAL ( "AR" )
------------------------------------
      from :  CLASS ( "SEN" )
       pay :  PRO_RATA ( HOLD #V1, "A1", "A2","A3","A4","A5","A6"; "A7" )
------------------------------------
!
------------------------------------
      from :  SUBACCOUNT ( #V1, CLASS  "SEN" )
       pay :  RATIO ( 60.00 , "A1" ; 40.00 , "A2" ; 0 )
       pay :  SEQUENTIAL ( "A2", "A3", "A4", "A5", "A6" )
------------------------------------
!
------------------------------------

------------- SECTION: "MANDPRN1"
      from :  CREDIT_ENHANCEMENT ( "RSV" )
subject to :  CEILING ( ( BBAL("A3") * #PassThruA3 / 1200 * 24 / 30) )
       pay :  AS_INTEREST ("A3")
------------------------------------
      from :  CREDIT_ENHANCEMENT ( "RSV" )
subject to :  CEILING ( ( BBAL("A4") * #PassThruA4 / 1200 * 24 / 30) )
       pay :  AS_INTEREST ("A4")
------------------------------------
      from :  CREDIT_ENHANCEMENT ( "RSV" )
subject to :  CEILING ( ( BBAL("A5") * #PassThruA5 / 1200 * 24 / 30) )
       pay :  AS_INTEREST ("A5")
------------------------------------
      from :  CREDIT_ENHANCEMENT ( "RSV" )
subject to :  CEILING ( ( BBAL("A6") * #PassThruA6 / 1200 * 24 / 30) )
       pay :  AS_INTEREST ("A6")
------------------------------------
      from :  CREDIT_ENHANCEMENT ( "RSV" )
subject to :  CEILING ( ( 100% * BBAL("A1","A2","A3","A4","A5","A6") ))
       pay :  SEQUENTIAL ("A1","A2","A3","A4","A5","A6")
       pay :  INTEREST PRO_RATA ( "A3","A4","A5","A6" )
------------------------------------
!
------------------------------------
------------- SECTION: "WAVGPRN"
      from :  CREDIT_ENHANCEMENT ( "RSV" )
subject to :  CEILING ( ( 100% * BBAL("A7","B1","B2","B3") ))
       pay :  SEQUENTIAL ("A7","B1","B2","B3")
------------------------------------
!
 ifdef #CMOVER_2.3d9 _
ABS_SUMMARY_INFO _
                   1mo_BALANCE ALL_TRANCHES _
                   1mo_COUPON ALL_TRANCHES _
                   1mo_FORECLOSURE_RATE _
                   1mo_DELINQ_30_59 1mo_DELINQ_60_89 _
                   1mo_DELINQ_90_plus _
                   1mo_WAC 1mo_WAM 1mo_WALA _
                   1mo_CDR 1mo_CRR 1mo_CPR _
                   1mo_NET_LOSS_RATE _
                   1mo_ACCUM_NET_LOSS 1mo_COLLAT_BAL _
                   1mo_REO_RATE _
                   1mo_BANKRUPT_RATE _
                   1mo_CREDIT_BALANCE ALL_CREDITS _
                   NUMBER_OF_LOANS _
                   DELINQ_INC_FC DELINQ_INC_REO _
                   DELINQ_INC_BANKRUPT _
                   3mo_COUPON ALL_TRANCHES _
                   3mo_CDR 3mo_CRR 3mo_CPR
!
 ifndef #CMOVER_2.3d9 _
ABS_SUMMARY_INFO _
                   1mo_BALANCE ALL_TRANCHES _
                   1mo_COUPON  ALL_TRANCHES _
                   1mo_FORECLOSURE_RATE _
                   1mo_DELINQ_30_59 1mo_DELINQ_60_89 _
                   1mo_DELINQ_90_plus _

                   1mo_WAC 1mo_WAM 1mo_WALA _
                   1mo_CDR 1mo_CRR 1mo_CPR _
                   1mo_NET_LOSS_RATE _
                   1mo_ACCUM_NET_LOSS 1mo_COLLAT_BAL _
                   1mo_REO_RATE _
                   1mo_BANKRUPT_RATE _
                   1mo_CREDIT_BALANCE ALL_CREDITS _
                   DELINQ_INC_FC DELINQ_INC_REO _
                   DELINQ_INC_BANKRUPT _
                   3mo_COUPON ALL_TRANCHES _
                   3mo_CDR 3mo_CRR 3mo_CPR
!
  Schedule "SHIFT%"
Declare
 84    100%
 96     70%
108     60%
120     40%
132     20%
144      0%
!
  Schedule "SHIFTR%"
Declare
 96     30%
108     35%
120     40%
132     45%
144     50%
!
!
INITIAL INDEX   CMT_1YR   1.47
!
!Collateral
!
!           Factor         ---Delay---
!  Type      Date          P/Y      BV    Use BV for 0% PSA
   WL       20021201        45      44         FALSE
!
! Pool # Type   Gross    Current   Original    ---Fee--- Maturity Orig   ARM
Gross    #mos     #mos    P#mos   P#mos    Life   Reset   Life     Max    Look
!               Coupon   Factor    Balance    P/Y    BV  P/Y  BV  Term   Index

Margin   ToRst   RstPer   ToRst   RstPer    Cap   Cap     Floor   Negam    Back

 M  00001 WL 00 WAC 5.44644 1.0 62848962.89 0.425 0.425 357 357 360 ARM CMT_1YR
2.74726 58 12 SYNC_INT 10.50263 (IF LOAN ("TEASER") THEN 5 ELSE 2.000);    0.
0   45   TEASER NO_CHECK   GROUP "ONE"

 M  00002 WL 00 WAC 5.28872 1.0 229248950.57 0.425 0.425 359 359 360 ARM CMT_1YR
2.75093 60 12 SYNC_INT 10.30558 (IF LOAN ("TEASER") THEN 5 ELSE 2.000);    0.
0   45   TEASER NO_CHECK   GROUP "ONE"

 M  00003 WL 00 WAC 5.34675 1.0 262089440.64 0.425 0.425 360 360 360 ARM CMT_1YR
2.75307 61 12 SYNC_INT 10.37242 (IF LOAN ("TEASER") THEN 5 ELSE 2.000);    0.
0   45   TEASER NO_CHECK   GROUP "ONE"

 M  00004 WL 00 WAC 5.47694 1.0 106219895.56 0.425 0.425 357 357 360 ARM CMT_1YR
2.74948 58 12 SYNC_INT 10.50183 (IF LOAN ("TEASER") THEN 5 ELSE 2.000);    0.
0   45 TEASER NO_CHECK AMORT NONE FOR 60  GROUP "ONE"

 M  00005 WL 00 WAC 5.26523 1.0 376091080.84 0.425 0.425 359 359 360 ARM CMT_1YR
2.74914 60 12 SYNC_INT 10.28486 (IF LOAN ("TEASER") THEN 5 ELSE 2.000);    0.
0   45 TEASER NO_CHECK AMORT NONE FOR 60 GROUP "ONE"

 M  00006 WL 00 WAC 5.26257 1.0 963501669.50 0.425 0.425 360 360 360 ARM CMT_1YR
2.74822 61 12 SYNC_INT 10.27712 (IF LOAN ("TEASER") THEN 5 ELSE 2.000);    0.
0   45 TEASER NO_CHECK AMORT NONE FOR 60 GROUP "ONE"